UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2010

CIBER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6363 South Fiddler’s Green Circle, Suite 1400, Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 220-0100

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2010, CIBER, Inc. (“CIBER”, the “Company” or “we”) amended its senior credit agreement with several financial institutions as lenders and Bank of America, N.A. as administrative agent (the “Senior Credit Facility”).  This amendment includes a change to the definition of Consolidated EBITDA to add back $2.2 million of cash settlement charges related to the September 2009 settlement of litigation, and is effective for the fiscal quarter ended December 31, 2009.  The remaining changes included in this amendment are effective as of and following the date of this amendment and consisted of: 1) the revolving line of credit portion of the facility has been reduced to $85 million; 2) the covenant requirement for minimum Consolidated EBITDA at the end of each fiscal quarter for the preceding twelve-month period has been changed to $45 million; and 3) the minimum Consolidated Fixed Charge Coverage Ratio has been modified to 1.20:1.00 for two fiscal quarters in 2010.

The foregoing summary is qualified in its entirety by reference to the full text of the First Amendment to Amended and Restated Credit Agreement attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On February 22, 2010, CIBER issued a press release in which we announced our financial results for the three months and year ended December 31, 2009, and provided guidance for the 2010 first quarter and 2010 fiscal year.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The Company reports its financial results in accordance with generally accepted accounting principles (“GAAP”).  However, management believes that certain non-GAAP financial measures used in managing the Company’s business may provide users of this financial information with additional meaningful comparisons between current results and prior reported results.  Certain of the information set forth in the attached press release constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the Securities and Exchange Commission.  We have presented below a reconciliation of these measures to the most directly comparable GAAP financial measure.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.

These non-GAAP financial measures are discussed below.

1.     Organic Revenue Growth — Organic revenue growth is measured as GAAP reported revenue growth adjusted for acquisitions and divestitures, the impact of foreign currency, and other changes that do not reflect the underlying results and trends.  Organic revenue growth is a useful measure of the Company’s performance because it excludes items that: 1) are not completely under management’s control, such as the impact of foreign currency exchange; or 2) do not reflect the underlying growth of the Company, such as acquisition and divestiture activity.  The limitation of this measure is that it excludes items that have an impact on the Company’s revenue.  This limitation is best addressed by using organic revenue growth in combination with the GAAP numbers.

The following table reconciles organic revenue growth for the three months ended December 31, 2009, as compared to the quarter ended September 30, 2009, to the most comparable GAAP measure, reported revenue growth.

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth (Non-GAAP)

	International(1)			IT Outsourcing			CIBER Consolidated
(Dollars in millions)	Q3 2009	Q4 2009	% Change	Q3 2009	Q4 2009	% Change	Q3 2009	Q4 2009	% Change
GAAP total revenue	$87.0	$96.4	10.8%	$18.9	$19.4	2.6%	$256.4	$262.3	2.3%
Less: Effect of foreign currency translation	—	(3.6)		—	(0.1)		—	(3.6)
Organic total revenue	$87.0	$92.8	6.7%	$18.9	$19.3	2.2%	$256.4	$258.7	0.9%

(1)Presented net of intersegment eliminations.

The following tables reconcile organic revenue growth for the three months and year ended December 31, 2008 and 2009, to the most comparable GAAP measure, reported revenue growth.

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth (Non-GAAP)

	Custom Solutions(1)			International(2)			IT Outsourcing
(Dollars in millions)	Q4 2008	Q4 2009	% Change	Q4 2008	Q4 2009	% Change	Q4 2008	Q4 2009	% Change
GAAP total revenue	$107.3	$84.8	(21.0)%	$93.6	$96.4	3.0%	$18.3	$19.4	6.0%
Less: Effect of foreign currency translation	—	—		—	(10.9)		—	(0.2)
Less: Acquisition activity	—	(1.4)		—	—		—	—
Organic total revenue	$107.3	$83.4	(22.3)%	$93.6	$85.5	(8.7)%	$18.3	$19.2	4.9%

							CIBER Consolidated
							Q4 2008	Q4 2009	% Change
GAAP total revenue							$279.6	$262.3	(6.2)%
Less: Effect of foreign currency translation							—	(11.1)
Less: Acquisition activity							—	(1.4)
Organic total revenue							$279.6	$249.8	(10.7)%

(1)Presented net of domestic eliminations.

(2)Presented net of intersegment eliminations.

Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth (Non-GAAP)

	Custom Solutions(1)			International(2)			IT Outsourcing
(Dollars in millions)	YTD 2008	YTD 2009	% Change	YTD 2008	YTD 2009	% Change	YTD 2008	YTD 2009	% Change
GAAP total revenue	$463.6	$367.9	(20.6)%	$405.9	$349.4	(13.9)%	$72.5	$76.3	5.2%
Plus: Effect of foreign currency translation	—	—		—	40.5		—	0.8
Less: Acquisition activity	—	(5.0)		—	(0.6)		—	—
Organic total revenue	$463.6	$362.9	(21.7)%	$405.9	$389.3	(4.1)%	$72.5	$77.1	6.3%

							CIBER Consolidated
							YTD 2008	YTD 2009	% Change
GAAP total revenue							$1,191.6	$1,037.7	(12.9)%
Plus: Effect of foreign currency translation							—	41.3
Less: Acquisition activity							—	(5.6)
Organic total revenue							$1,191.6	$1,073.4	(9.9)%

(1)Presented net of domestic eliminations.

(2)Presented net of intersegment eliminations.

2.     Free Cash Flow is measured as GAAP net income, plus depreciation, amortization of intangible assets and share-based compensation, less capital expenditures, plus other working capital changes, all as reported in our consolidated statements of operations and/or cash flows.  CIBER’s management believes that this information provides meaningful additional information regarding the Company’s liquidity.  The following table reconciles Free Cash Flow to the most comparable GAAP measure, net income attributable to CIBER, Inc.

Reconciliation of GAAP net income attributable to CIBER, Inc. to Free Cash Flow (Non-GAAP)

(In millions)	YTD 2008	YTD 2009
GAAP Net income attributable to CIBER, Inc.	$26.9	$15.0
Add: Net income – noncontrolling interests	0.9	0.1
Consolidated net income	27.8	15.1
Add: Depreciation	12.5	11.7
Add: Amortization of intangible assets	6.3	5.9
Add: Share-based compensation	3.4	3.7
Less: Capital expenditures	(14.6)	(9.0)
Free cash flow before other working capital changes	35.4	27.4
Plus: other working capital changes	42.1	45.1
Free Cash Flow	$77.5	$72.5

Item 9.01(d).  Exhibits.

99.1         First Amendment to Amended and Restated Credit Agreement, by and among CIBER, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lender parties thereto, dated February 18, 2010.  The Schedule to the Agreement, which is listed in this Agreement, has been omitted.  CIBER agrees to supplementally furnish to the Commission a copy of such schedule upon request.

99.2         Press release dated February 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.

Date: February 22, 2010	By:	/s/ Peter H. Cheesbrough
Peter H. Cheesbrough
Chief Financial Officer, Executive Vice President
and Treasurer